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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K/A
                        (Amendment No. 1)

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: December 17, 1996


                        ICHOR CORPORATION
      (Exact name of Registrant as specified in its charter)


                             Delaware
                     (State of Incorporation)


          000-25132                                    25-1741849
   (Commission File Number)               (I.R.S. Employer Identification No.)


300 Oxford Drive, Monroeville, Pennsylvania                 15146
 (Address of principal executive offices)                 (Zip Code)


                          (412) 856-6100
       (Registrant's telephone number, including area code)






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This Form 8-K/A of ICHOR Corporation (the "Registrant") amends Item 1 of the
Registrant's Form 8-K dated December 17, 1996 by deleting the phrase "assumed the liabilities of B.C. under" in the third sentence of the first paragraph thereof, and providing the Item 7 financial information required for such Form 8-K.

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT


On December 17, 1996 the Registrant executed and delivered a Purchase Agreement, dated as of December 13, 1996, by and between the Registrant and Logan International Corp., a Washington corporation ("Logan"). Logan is an affiliate of the Registrant's then controlling shareholder, Drummond Financial Corporation. Pursuant to the Purchase Agreement, the Registrant purchased all of the outstanding capital stock of 501164 B.C. Ltd., a British Columbia corporation ("B.C."), and a certain promissory note due from B.C. to Logan having an outstanding balance of $3,281,694. In exchange for these assets, the Registrant issued to Logan: (i) a promissory note in the amount of $1,425,000, maturing December 16, 1999, bearing interest at the rate of 8% per annum (the "Promissory Note") and (ii) 2,500,000 shares of the Registrant's common stock. The Promissory Note is secured by a pledge by the Registrant of the shares of each of its operating subsidiaries.

At the time of the purchase, B.C. had no assets other than a loan to Enviropur Waste Refining and Technology, Inc. ("Enviropur"). As of September 30, 1996, the principal and accrued interest due to B.C. by Enviropur exceeded $5,200,000. Enviropur has filed for protection under Chapter 11 of the United States Bankruptcy Code. After the closing of the Purchase Agreement on December 17, 1996, the Registrant caused B.C. to assign a portion of its interest in the Enviropur loan to a newly formed subsidiary of the Registrant known as B.C. Ventures Ltd., now known as Ortek Inc. ("Ortek"). On December 20, 1996, Ortek was the successful bidder for certain assets of Enviropur, including a waste oil refining facility in McCook, Illinois, sold at an auction by the bankruptcy court.

As a result of the issuance of the Registrant's common stock to Logan, Logan has become the controlling shareholder of the Registrant, holding approximately 50.3% of the issued and outstanding capital stock of the Registrant. Management of the Registrant is not aware of any plans by Logan to change the composition of the board of directors or management of the Registrant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of business acquired.

As disclosed in the Registrant's Form 8-K dated December 17, 1996, a waste oil refining facility in McCook, Illinois and other assets (the "Facility") were acquired by the Registrant at a bankruptcy court auction on December 20, 1996. The Facility was not part of an ongoing operation and the Registrant does not have access to any financial information with respect to the Facility. As a result, no financial statements are available for the Facility.










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(b)  Pro Forma Financial Information.

The following pro forma consolidated balance sheets of the Registrant as at September 30, 1996 incorporate the purchase of the Facility assuming same had occurred on September 30, 1996 instead of December 20, 1996. Pro forma statements of income are not available as the Facility has not been operational for over a year and the Registrant does not have access to prior financial information of the Facility.






















































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                        ICHOR CORPORATION
                 (Formerly PDG Remediation, Inc.)

         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                     As at September 30, 1996
                           (Unaudited)


     ASSETS                              Historical      Pro Forma       Pro Forma
                                                        adjustments

                                                           ($000s)

CURRENT ASSETS
Cash and short-term investments          $      238      $       72     $      310
Cash held in escrow                             757               0            757
Accounts receivable - net                       888              26            914
Costs and estimated earnings in excess
 of billings on uncompleted contracts         1,504               0          1,504
Other current assets                            243              50            293
                                         ----------      ----------     ----------

                                              3,630             148          3,778

PROPERTY, PLANT AND EQUIPMENT                   192           3,543          3,735
OTHER ASSETS                                     17               0             17
                                         ----------      ----------     ----------

                                         $    3,839      $    3,691     $    7,530
                                         ==========      ==========     ==========


     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable                         $      677      $      466     $    1,143
Insurance company accrual                       454               0            454
Accrued liabilities                             581             800          1,381
Billings in excess of costs and estimated
 earnings on  uncompleted contracts              59               0             59
Accrued income taxes                              9               0              9
Accrued loss on sale of
 discontinued operation                         105               0            105
Current portion of long-term debt                25               0             25
                                         ----------      ----------     ----------
                                              1,910           1,266          3,176

INSURANCE COMPANY ACCRUAL                       605               0            605
LONG-TERM DEBT                                   41           1,425          1,466
                                         ----------      ----------     ----------
                                              2,556           2,691          5,247
STOCKHOLDERS' EQUITY
Common stock                                     25              25             50
Additional paid-in capital                    4,768             975          5,743
Deficit                                      (3,510)              0         (3,510)
                                         ----------      ----------     ----------

                                              1,283           1,000          2,283
                                         ----------      ----------     ----------
                                         $    3,839      $    3,691     $    7,530
                                         ==========      ==========     ==========


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                        ICHOR CORPORATION
                 (Formerly PDG Remediation, Inc.)

       NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                        September 30, 1996
                           (Unaudited)

Note 1.   ACQUISITION

On December 17, 1996, ICHOR Corporation (formerly PDG Remediation, Inc.) ("the Registrant") purchased a loan (the "Loan") to Enviropur Waste Refining and Technology, Inc. ("Enviropur") from Logan International Corp. in exchange for a promissory note in the amount of $1,425,000, maturing on December 16, 1999 and bearing interest at the rate of 8% per annum, and 2,500,000 shares of the Registrant's common stock. On December 20, 1996, the Registrant acquired a waste oil refining facility in McCook, Illinois and other assets of Enviropur (the "McCook Facility") at a bankruptcy court auction in partial satisfaction of the amount outstanding under the Loan.

Note 2.  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The McCook Facility was acquired at a bankruptcy auction and the company which owned the McCook Facility prior to its acquisition did not provide the Registrant with any pertinent operating data with respect to the McCook Facility. As well, to the best of the Registrant's knowledge, the McCook Facility was not operating during most of fiscal 1996. Due to the lack of reliable and accurate data, the Registrant is unable to provide pro forma consolidated income statements.

The pro forma consolidated balance sheets were prepared to present the consolidated financial position of the Registrant as if the acquisition of the McCook facility had taken place on September 30, 1996.


(c)  Exhibits.

Not Applicable






























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                            SIGNATURES
                            ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                               ICHOR CORPORATION


                                         By:  /s/ Michael J. Smith
                                             ---------------------------------
                                             Michael J. Smith, Chief Financial
                                             Officer and Director


Date:     March 3, 1997